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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-87553) of Critical Path, Inc. of our report dated August 19, 1999, relating to the financial statements of dotOne Corporation, which appears in the Current Report on Form 8-K/A of Critical Path, Inc. dated August 2, 1999.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Salt Lake City, Utah
September 30, 1999